                         ANNUAL REPORT JULY 31, 1997


                                 OPPENHEIMER

                                  CALIFORNIA
                                MUNICIPAL FUND


                                   [PHOTO]


                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3  President's Letter

 4  Fund Performance

 6  An Interview
    with the Fund's
    Managers

10  Statement of
    Investments

17  Statement of
    Assets &
    Liabilities

18  Statement of
    Operations

19  Statements of
    Changes in
    Net Assets

20  Financial Highlights

22  Notes to Financial
    Statements

27  Independent
    Auditors' Report

28  Federal
    Income Tax
    Information

29  Officers & Trustees

32  Information &
    Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- WE FOCUSED ON HIGHER-QUALITY BONDS, because investors weren't being compensated for taking higher risks associated with lower-rated bonds.

-  CALIFORNIA'S BONDS tended to gain in value, as the state's economy improved.

- INVESTOR CONFIDENCE SURGED because state and local issuers showed an increase in their ability to meet their obligations.


 TOTAL RETURNS
For the Year Ended 7/31/97(1)

CLASS A
 1 year
 11.11%

CLASS B
 1 year
 10.27%

CLASS C
 1 year
 10.26%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.




                  2   Oppenheimer California Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer California
Municipal Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed.

      On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill                                            August 21, 1997





                  3   Oppenheimer California Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Period Ended 6/30/97(1)

CLASS A
                                  Since
1 year         5 year             Inception
3.84%          5.90%              7.34%

CLASS B
                                  Since
1 year         5 year             Inception
3.19%          N/A                4.65%

CLASS C
                                  Since
1 year         5 year             Inception
7.18%          N/A                5.74%


PERFORMANCE UPDATE

Oppenheimer California Municipal Fund has performed very well over the past twelve months. In fact, during this period, the Fund edged out many of its peers, as ranked by Lipper Analytical Services. The Fund's Class A shares were ranked 14 of 101 (1-year), 16 of 72 (3-year) and 6 of 50 (5-year) among California municipal debt funds for the periods ended 6/30/97.(2)

                              GROWTH OF $10,000
                               Over five years
                          (without sales charges)(3)

Oppenheimer California Municipal Fund               Lehman Brothers Municipal
         Class A shares                                     Bond Index
             $ 10000                                        $ 10000
             10222.6                                        10266.1
             10459.6                                        10452.7
             10915.5                                        10840.5
             11249.6                                        11195.2
             11692                                          11573.4
             11818.9                                        11735.9
             11100.6                                        11091.6
             11101.1                                        11214.4
             11134.2                                        11291.2
             10809.8                                        11129
             11743.6                                        11915.9
             12046.7                                        12203.7
             12325                                          12554.6
             12952.6                                        13072.4
             12746.4                                        12914.8
             12824.5                                        13013.8
             13177.5                                        13313.4
             13573.2                                        13652.6
             13484.3                                        13620.8
             13982.9                                        14090.4

1. These returns are provided as of the most recent quarter end to facilitate comparisons. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 11/3/88. Class B shares include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 6/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. Past performance does not guarantee future results.

3. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1992. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.


                  4   Oppenheimer California Municipal Fund

CREDIT ALLOCATION(5)

-  AAA          57.8%
-  AA            8.1
-  A             9.4
-  BBB          15.9
-  Not Rated     8.8


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer California Municipal Fund is for investors looking for a source of income that's exempt from federal and California income taxes.(4)

WHAT WE LOOK FOR

-   DIVERSIFICATION among a wide range of securities.
-   Projects and regions demonstrating IMPROVING CREDIT QUALITY.
-   Securities that provide HIGH INCOME.


TOP FIVE SECTORS(6)
 ........................................................
Lease Rental                                       15.3%
 ........................................................
Hospital/Healthcare                                14.7
 ........................................................
Special Assessment                                 14.5
 ........................................................
Single Family Housing                              14.1
 ........................................................
Electric Utilities                                 12.9
 ........................................................


4. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

5. Portfolio data are dollar-weighted based on total municipal investments at value and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 8.8% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

6. Sector weightings are as of 7/31/97, represent a percentage of total investments at value, and are subject to change.





                  5   Oppenheimer California Municipal Fund

"OUR POSITIVE VIEW ON INFLATION HAS CAUSED US TO LENGTHEN OUR DURATIONS."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JULY 31, 1997?

Oppenheimer California Municipal Fund's Class A shares have provided a total rate of return, before sales charges, of 11.11% for the one-year period ended July 31, 1997.(1) This competitive return helped the Fund outperform many of its peers in the California municipal debt fund category ranked by Lipper Analytical Services for the one-year period ended July 31, 1997.(2)

WHAT INFLUENCES AND EVENTS HAD THE GREATEST EFFECT ON THE MUNICIPAL MARKET?

Yields on municipal bonds generally followed the trends established over the past twelve months by taxable bonds, such as U.S. Treasury securities. However, during the twelve-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 7/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 26 of 102 (1-year), 18 of 76 (3-year) and 13 of 51 (5-year) among California municipal debt funds for the period ended 7/31/97. Past performance does not guarantee future results.





                  6   Oppenheimer California Municipal Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jerry Webman
(Fund Manager)
Bob Patterson


WHAT DEVELOPMENTS IN CALIFORNIA CONTRIBUTED TO THE FUND'S PERFORMANCE?

As California's economy improved, its bonds tended to gain in value. Investors became more confident in the state and local issuers' abilities to meet their obligations, and they were therefore willing to pay more for a particular security. This was especially true when independent bond rating agencies upgraded their opinion of California's financial condition, as they did during the past year.

         More specifically, California's economy continues to recover nicely from a relatively deep and long recession, caused primarily by job losses in the aerospace industry. Over the past year, many of those jobs have been replaced by employment gains in other industries, including entertainment, engineering and biotechnology in Southern California. Similarly, Northern California has experienced job growth in the technology and communications industries. These economic gains have helped California and many of its municipalities achieve their tax revenue projections, as evidenced by the state's budget surplus. Some financial problems persist, particularly at the county level, but, on the whole, California's economy can now be considered healthy.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values. Within that fully invested position, we attempt to boost returns and reduce risks.





                  7   Oppenheimer California Municipal Fund

"DURING THE PAST YEAR, MANY INDEPENDENT BOND RATING AGENCIES..."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

         One of the ways we do this is by actively managing the portfolio's effective average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that has caused us to keep the portfolio's average duration relatively long in order to be exposed to declining interest rates. When interest rates are rising, we try to keep our average duration relatively short.

WHAT MARKET SECTORS DID YOU FIND ATTRACTIVE AND WHICH DID YOU AVOID?

While we were able to find creditworthy investments in virtually every area of the California bond market, we focused on the those municipalities, authorities and agencies whose bonds offered the most competitive income and best values. Because some areas of the California economy are still uncertain, we were very selective in our purchases of new bonds. For example, the strengthening economy enabled us to invest in relatively high-yielding bonds issued by smaller municipal issuers, such as school districts, that are not rated by the major agencies. These bonds were carefully researched by analysts on our staff, who deemed their credit quality equal to highly rated bonds. On the other hand, we found only a few good values in bonds issued to finance the operations of hospitals and other healthcare facilities. These bonds were negatively affected by uncertainty regarding Medicare and Medicaid payment levels, although one hospital's upgrade helped the Fund's performance.



                  8   Oppenheimer California Municipal Fund

"...UPGRADED THEIR OPINION OF CALIFORNIA'S FINANCIAL CONDITION."


HOW DID THE FUND'S CREDIT QUALITY CHANGE DURING THE PERIOD?

The Fund consistently maintained an average credit rating within the A to AA (or Aa) range. Strong economic conditions helped produce adequate tax revenues for many of California's municipal borrowers, reducing their need to finance deficits in the public markets. In addition, the difference in yields between investment-grade and below-investment-grade bonds narrowed considerably as more investors reached for higher yields in a low-supply environment. When "spreads" narrow, we tend to focus on higher-quality bonds because our shareholders are not adequately compensated for assuming the higher risks associated with lower-rated bonds.

WHAT IS YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL BOND MARKET?

We are cautiously optimistic. Our optimism is rooted in the nation's economy, which is in its seventh year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. We are also optimistic regarding further strengthening of California's economy on both the state and local levels. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.





                  9   Oppenheimer California Municipal Fund

STATEMENT OF INVESTMENTS  July 31, 1997

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.3%
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--92.0%
Anaheim, CA PFAU Lease RB, CAP Public
Improvements Project, Sub. Lien, Series C,
FSA Insured, Zero Coupon, 5.65%, 9/1/22(1)                          Aaa/AAA                 $12,650,000             $ 3,275,464
-------------------------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU Tax Allocation RB,
MBIA Insured, 6.45%, 12/28/18                                       Aaa/AAA                   6,000,000               6,694,080
-------------------------------------------------------------------------------------------------------------------------------
Avalon, CA CIA Tax Allocation Bonds, Series A,
7.25%, 8/1/21                                                       NR/A-                       200,000                 220,028
-------------------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Series A, 6.50%, 12/1/11                                            Baa2/BBB+                 4,500,000               4,788,225
-------------------------------------------------------------------------------------------------------------------------------
CA Community College FAU Lease RB, West
VY Mission Community College, MBIA Insured,
5.625%, 5/1/22                                                      Aaa/AAA                   3,585,000               3,720,585
-------------------------------------------------------------------------------------------------------------------------------
CA Department of Water Resources RB, Central
Valley Project, Prerefunded, Series H,
6.90%, 12/1/25                                                      Aaa/AA                    1,000,000               1,092,690
-------------------------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, Pooled Educational
Facilities Program, MBIA Insured, 7%, 3/1/16                        Aaa/AAA                     100,000                 108,605
-------------------------------------------------------------------------------------------------------------------------------
CA Franchise Tax Board Refunding COP,
Prerefunded, 6.90%, 10/1/06                                         A2/A-                     1,000,000               1,080,400
-------------------------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB:
Series A, 7.35%, 8/1/11                                             Aa2/AA-                      80,000                  85,030
Series C, 6.75%, 2/1/25                                             Aa2/AA-                   9,815,000              10,433,345
Series C, 6.75%, 2/1/25                                             Aa2/AA-                     145,000                 145,000
Series C, 7.60%, 8/1/30                                             Aa2/AA-                   1,465,000               1,552,607
Series E-1, 6.45%, 2/1/12                                           Aa2/AA-                     750,000                 794,212
-------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                                       Aaa/AAA                   8,000,000               8,443,200
-------------------------------------------------------------------------------------------------------------------------------
CA HFFAU RB:
Henry Mayo Newhall Project, Series A,
8%, 10/1/18                                                         NR/A+                     3,000,000               3,199,290
La Palma Hospital Medical Center, 7.10%, 2/1/13                     NR/A+                     1,875,000               1,979,756
Los Angeles Children's Hospital, Prerefunded,
Series A, 7.125%, 6/1/21                                            Aaa/NR                    1,000,000               1,127,340
-------------------------------------------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility
Joint PAU RRB, Southern Pacific Transportation
Co., Series A, 7.70%, 11/1/14                                       NR/A                      1,000,000               1,071,530
-------------------------------------------------------------------------------------------------------------------------------
CA Maritime Infrastructure Authority
Airport RB, San Diego Union Port District
Airport, AMBAC Insured, 5%, 11/1/20                                 Aaa/AAA/AAA               2,500,000               2,390,575
-------------------------------------------------------------------------------------------------------------------------------
CA PC FA RB, Pacific Gas & Electric Co.
Project, Series B, 8.875%, 1/1/10                                   A2/A                      2,275,000               2,352,009
-------------------------------------------------------------------------------------------------------------------------------
CA PC FA SWD RRB, North Cnty. Recycling Center,
Escrowed to Maturity, Series A, 6.75%, 7/1/11                       Aaa/AAA                     500,000                 574,500


                   10  Oppenheimer California Municipal Fund

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
CA PWBL RB:
State Prison Department of Corrections, Series E,
FSA Insured, 5.50%, 6/1/15                                          Aaa/AAA                 $ 3,000,000             $ 3,197,430
University of California Regents, Prerefunded,
Series A, 7%, 9/1/15                                                Aaa/AAA/AAA               9,650,000              10,677,628
-------------------------------------------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19                              Aaa/AAA                   1,000,000               1,072,980
-------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15                         A1/NR                    13,200,000              13,078,032
-------------------------------------------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Unrefunded Balance, 6.75%, 10/1/17                         A/A-                      1,130,000               1,224,072
-------------------------------------------------------------------------------------------------------------------------------
Capistrano, CA Unified School District CFD
Special Tax Bonds:
No. 87-1, Prerefunded, 7.60%, 9/1/14                                Aaa/NR                    4,450,000               4,865,363
No. 92-1, 7.10%, 9/1/21                                             NR/NR                     3,250,000               3,513,217
-------------------------------------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                                 Baa1/NR/A-                8,500,000               7,600,445
-------------------------------------------------------------------------------------------------------------------------------
Clovis, CA Unified School District CAP GOB,
Series D, FGIC Insured, Zero Coupon,
5.60%, 8/1/10(1)                                                    Aaa/AAA                   2,500,000               1,313,925
-------------------------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22                          Baa2/NR                   1,410,000               1,466,301
-------------------------------------------------------------------------------------------------------------------------------
Contra Costa, CA Transportation Authority
Sales Tax RB, Escrowed to Maturity, Series A,
FGIC Insured, 6.50%, 3/1/09                                         Aaa/AAA/AAA                 750,000                 872,782
-------------------------------------------------------------------------------------------------------------------------------
Corona, CA COP, Vista Hospital Project,
Prerefunded, Series B, 10%, 11/1/20                                 Aaa/AAA                  13,175,000              17,006,422
-------------------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                                       Baa1/NR                   4,500,000               4,660,020
-------------------------------------------------------------------------------------------------------------------------------
East Bay, CA Regional Park District GOB,
Series B, 6.375%, 9/1/10                                            Aa/AA-                      500,000                 531,530
-------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High School District
CAP Bonds:
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(1)                        Aaa/AAA                   2,000,000                 613,800
Zero Coupon, 6.20%, 11/1/18(1)                                      Aaa/AAA                   6,000,000               1,941,780
-------------------------------------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor
Agency CA Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                                       Baa/BBB-/BBB              4,600,000               4,982,306
-------------------------------------------------------------------------------------------------------------------------------
Fresno, CA Unified School District COP,
7%, 5/1/12                                                          A2/BBB+                     250,000                 262,108
-------------------------------------------------------------------------------------------------------------------------------
Fresno, CA WS RB, Prerefunded, Series A,
7.30%, 6/1/20                                                       NR/NR                     1,500,000               1,571,925


                   11  Oppenheimer California Municipal Fund

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Industry, CA Improvement Bond Act of 1915
Special Assessment GOB, District No. 91-1,
7.65%, 9/2/21                                                       NR/NR                   $1,750,000               $1,806,123
-------------------------------------------------------------------------------------------------------------------------------
Industry, CA UDA Tax Allocation Bonds,
Transportation Distribution Project No. 3,
6.90%, 11/1/07                                                      NR/A-                      500,000                  553,300
-------------------------------------------------------------------------------------------------------------------------------
La Quinta, CA RA Refunding Tax Allocation
Bonds, La Quinta Project, Prerefunded,
8.40%, 9/1/12                                                       Aaa/AAA                  1,000,000                1,146,010
-------------------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA Recreation Authority RB,
Public Facilities Project, Series A, 7.10%, 2/1/17                  NR/NR                    2,960,000                2,983,532
-------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB:
5.125%, 5/15/18                                                     Aa/AA-                   5,000,000                4,810,950
MBIA Insured, 9%, 5/15/02                                           Aaa/AAA                  5,000,000                6,022,400
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP:
6.50%, 3/1/10                                                       Baa1/BBB                 1,500,000                1,570,155
Disney Parking Project, Zero Coupon:
6.924%, 9/1/10(1)                                                   Baa1/BBB/A-              5,960,000                2,911,996
6.95%, 9/1/11(1)                                                    Baa1/BBB/A-              2,900,000                1,332,260
7.03%, 9/1/13(1)                                                    Baa1/BBB/A-              4,500,000                1,822,410
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Transition Community
Sales Tax RB, Prerefunded, Series A, 6.90%, 7/1/21                  Aaa/AA-/A+               3,200,000                3,591,104
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Convention & Exhibition Center
Authority Refunding COP, Prerefunded, Series A,
7.375%, 8/15/18                                                     Aaa/AAA                  8,175,000                8,852,381
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                                           Aa/AA/AA                 5,000,000                4,989,100
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Unified School District GOB,
Series A, FGIC Insured, 5%, 7/1/21                                  Aaa/AAA                  7,500,000                7,295,700
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Unified School District
Refunding COP, Dr. Francisco Bravo Medical
Project, 6.60%, 6/1/06                                              A2/A/A                     250,000                  274,413
-------------------------------------------------------------------------------------------------------------------------------
Northern CA Transmission Agency RB,
California-Oregon Transmission Project,
Prerefunded, Series A, MBIA Insured, 7%, 5/1/24                     Aaa/AAA                  7,300,000                7,979,557
-------------------------------------------------------------------------------------------------------------------------------
Oakland, CA RA Refunding Bonds, MBIA Insured,
Inverse Floater, 8.067%, 9/1/19(2)                                  Aaa/AAA                  4,300,000                4,826,750
-------------------------------------------------------------------------------------------------------------------------------
Oakland, CA RRB, Municipal Retirement System
Pension Fund, Series A, FGIC Insured, 7.60%, 8/1/21                 Aaa/AAA/AAA              2,000,000                2,114,860


                   12  Oppenheimer California Municipal Fund

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD Special Tax Bonds:
No. 87-3, Mission Viejo, Prerefunded, Series A,
8.05%, 8/15/08                                                      NR/NR                   $ 3,000,000             $ 3,185,820
No. 88-1, Aliso Viejo, Prerefunded, Series A,
7.10%, 8/15/05                                                      NR/AAA                    1,440,000               1,662,235
No. 88-1, Aliso Viejo, Prerefunded, Series A,
7.35%, 8/15/18                                                      NR/AAA                    8,000,000               9,324,960
-------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of 1915
Special Assessment GOB, Assessment No. 88-1,
6.25%, 9/2/18                                                       NR/NR                     2,300,000               2,358,512
-------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
Special Assessment GOB, Assessment District
1990-01, 7.75%, 9/2/20                                              NR/NR                     1,235,000               1,274,261
-------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA Tax Allocation Refunding Bonds,
Los Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                            NR/BBB                    2,500,000               2,612,000
-------------------------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU Special Tax RB, Jr. Lien,
Series B, 6.60%, 9/1/15                                             NR/NR                     1,600,000               1,643,312
-------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity:
Series A, 7.60%, 5/1/23                                             Aaa/AAA                   4,500,000               5,956,110
Series B, 7.50%, 8/1/23                                             Aaa/AAA                     500,000                 655,570
-------------------------------------------------------------------------------------------------------------------------------
Pomona, CA Unified School District GORB,
Series A, MBIA Insured, 6.15%, 8/1/15                               Aaa/AAA                   3,000,000               3,409,170
-------------------------------------------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G,
MBIA Insured, 5.375%, 11/1/25                                       Aaa/AAA/AAA              10,650,000              10,564,907
-------------------------------------------------------------------------------------------------------------------------------
Poway, CA RA Tax Allocation Refunding Bonds,
Prerefunded, 7.75%, 12/15/21                                        Aaa/NR                    2,325,000               2,713,066
-------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP:
FGIC Insured, Inverse Floater, 7.312%, 6/1/19(2)                    Aaa/AAA/AAA               4,000,000               4,170,000
MBIA Insured, Inverse Floater, 8.497%, 7/8/22(2)                    Aaa/AAA                   2,500,000               3,337,500
-------------------------------------------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                                       NR/NR                     1,500,000               1,545,660
-------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD Special Tax Bonds,
No. 88-12, 7.55%, 9/1/17                                            NR/NR                     3,000,000               3,185,010
-------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A:
8.125%, 6/15/12                                                     NR/NR                     3,000,000               3,271,440
8.125%, 6/15/20                                                     NR/NR                     3,000,000               3,258,270
-------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to Maturity,
Series A, 7.80%, 5/1/21                                             Aaa/AAA                   4,285,000               5,683,196
-------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16                                            Aaa/AAA                  10,000,000              13,398,900
-------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14                             NR/BBB-/BBB-              5,000,000               5,453,050


                  13  Oppenheimer California Municipal Fund

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Sacramento, CA MUD Electric RB, Prerefunded,
Series W, 7.50%, 8/15/18                                            Aaa/AAA/A-              $5,000,000              $ 5,191,500
-------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC Insured,
Inverse Floater, 8.534%, 8/15/18(2)                                 Aaa/AAA/AAA              5,500,000                6,469,375
-------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration Project,
6%, 7/1/22                                                          NR/BBB-/BBB-             7,300,000                7,614,484
-------------------------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17                      Aaa/AAA                  5,250,000                5,471,078
-------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured, Inverse
Floater, 8.616%, 11/18/19(2)                                        A1/A                     2,000,000                2,315,000
-------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse Floater,
8.82%, 4/8/21(2)                                                    Aaa/AAA                  3,000,000                3,600,000
-------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien:
5%, 1/1/33                                                          NR/NR/BBB                8,000,000                7,472,960
6.75%, 1/1/32                                                       NR/NR/BBB                7,000,000                7,584,430
-------------------------------------------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4 & 4A, Series B,
MBIA Insured, 7.25%, 8/1/14                                         Aaa/AAA                    680,000                  862,458
-------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                       NR/AAA                   1,670,000                1,774,742
-------------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB:
5.55%, 10/30/20                                                     Aa/AA                    3,600,000                3,639,960
Inverse Floater, 6.669%, 10/30/20(2)                                Aa/AA                    1,500,000                1,486,875
-------------------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.407%, 7/1/12(2)                                  Aa3/A+                   1,900,000                2,144,625
-------------------------------------------------------------------------------------------------------------------------------
Tustin, CA Unified School District Special Tax RB,
CFD 88-1, Series B, 6.375%, 9/1/21                                  NR/NR                    3,500,000                3,694,880
-------------------------------------------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16                     NR/A                     1,950,000                2,228,148
-------------------------------------------------------------------------------------------------------------------------------
West & Central Basin FAU CA RRB, West Basin
Refunding Project, Series A, AMBAC Insured,
5%, 8/1/16                                                          Aaa/AAA/AAA              5,000,000                4,845,000
                                                                                                                    -----------
                                                                                                                    355,522,002


                   14  Oppenheimer California Municipal Fund

                                                                    RATINGS:
                                                                    MOODY'S/
                                                                    S&P/FITCH               FACE                   MARKET VALUE
                                                                    (UNAUDITED)             AMOUNT                 SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--6.3%
Guam PAU RB, Series A, 6.625%, 10/1/14                              NR/BBB                  $2,000,000              $ 2,177,360
-------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth GOB, MBIA Insured,
Inverse Floater, 8%, 7/1/08(2)                                      Aaa/AAA                  3,500,000                3,933,125
-------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21                       Aaa/BBB+                 4,000,000                4,503,280
-------------------------------------------------------------------------------------------------------------------------------
PR HFA & Bank SFM RB, Affordable Housing
Mtg.-Portfolio I, 6.25%, 4/1/29                                     Aaa/AAA                  3,595,000                3,750,915
-------------------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                           Aaa/AAA                    770,000                  814,845
-------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General Hospital
Project, Series A, 6.50%, 7/1/12                                    NR/BBB-/BBB              2,400,000                2,557,536
-------------------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB, Government
Facilities, Series B, AMBAC Insured, 5%, 7/1/27                     Aaa/AAA                  6,900,000                6,711,837
                                                                                                                   ------------
                                                                                                                     24,448,898
                                                                                                                   ------------
Total Municipal Bonds and Notes (Cost $357,805,327)                                                                 379,970,900


                                                                    DATE          STRIKE    CONTRACTS
===============================================================================================================================
CALL OPTIONS PURCHASED--0.1%
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 30 yr. Futures, 12/97
Call Opt. (Cost $182,513)                                           11/97          $120            312                  273,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $357,987,840)                                                   98.4%             380,243,900
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                    1.6                6,360,732
                                                                                            ----------             ------------
NET ASSETS                                                                                       100.0%            $386,604,632
                                                                                            ==========             ============

To simplify the listings of securities abbreviations are used per the table below:

CAP       --Capital Appreciation                      PC        --Pollution Control
CFD       --Community Facilities District             PFAU      --Public Finance Authority
CIA       --Community Improvement Agency              PPAU      --Public Power Authority
COP       --Certificates of Participation             PWBL      --Public Works Board Lease
EPAU      --Electric Power Authority                  RA        --Redevelopment Agency
FA        --Facilities Authority                      RB        --Revenue Bonds
FAU       --Finance Authority                         RRB       --Revenue Refunding Bonds
GOB       --General Obligation Bonds                  SCDAU     --Statewide Communities Development
GORB      --General Obligation Refunding Bonds                    Authority
HF        --Health Facilities                         SFM       --Single Family Mortgage
HFA       --Housing Finance Agency                    SWD       --Solid Waste Disposal
HFFAU     --Health Facilities Finance Authority       UDA       --Urban Development Agency
MUD       --Municipal Utility District                WS        --Water System
PAU       --Power Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $32,283,250 or 8.35% of the Fund's net assets at July 31, 1997.



                   15  Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
As of July 31, 1997, securities subject to the alternative minimum tax amount to $74,754,049 or 19.34% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                                                   MARKET VALUE                   PERCENT
-------------------------------------------------------------------------------------------------
Lease Rental                                               $ 58,416,108                      15.3%
Hospital/Healthcare                                          55,997,066                      14.7
Special Assessment                                           55,246,807                      14.5
Single Family Housing                                        53,487,673                      14.1
Electric Utilities                                           49,040,731                      12.9
Marine/Aviation Facilities                                   29,849,461                       7.9
Highways                                                     23,630,800                       6.2
Water Utilities                                              16,236,450                       4.3
General Obligation                                           11,743,330                       3.1
Higher Education                                              9,570,555                       2.5
Education                                                     7,295,700                       1.9
Adult Living Facilities                                       6,529,710                       1.7
Pollution Control                                             2,352,009                       0.6
Resource Recovery                                               574,500                       0.2
Options--Treasury                                               273,000                       0.1
                                                           ------------                     -----
                                                           $380,243,900                     100.0%
                                                           ============                     =====

See accompanying Notes to Financial Statements.



                  16  Oppenheimer California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES  July 31, 1997

=================================================================================================================
ASSETS
Investments, at value (cost $357,987,840)--see accompanying statement                               $380,243,900
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     798,911
----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                               6,074,800
Shares of beneficial interest sold                                                                     1,468,440
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     10,474
                                                                                                    ------------
Total assets                                                                                         388,596,525


================================================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                                              1,086,751
Shares of beneficial interest redeemed                                                                   598,765
Trustees' fees--Note 1                                                                                   139,034
Distribution and service plan fees                                                                        79,396
Transfer and shareholder servicing agent fees                                                              9,338
Other                                                                                                     78,609
                                                                                                    ------------
Total liabilities                                                                                      1,991,893

================================================================================================================
NET ASSETS                                                                                          $386,604,632
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $360,580,782
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      966,465
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                               2,801,325
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                    22,256,060
                                                                                                    ------------
Net assets                                                                                          $386,604,632
                                                                                                    ============

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$298,162,064 and 27,257,122 shares of beneficial interest outstanding)                                    $10.94
Maximum offering price per share (net asset value plus sales charge of 4.75%
of offering price)                                                                                        $11.49

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,473,941 and
7,536,586 shares of beneficial interest outstanding)                                                      $10.94

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,968,627 and
546,266 shares of beneficial interest outstanding)                                                        $10.93



See accompanying Notes to Financial Statements.

                   17   Oppenheimer California Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended July 31, 1997

================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $23,014,569

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                2,039,568
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  708,943
Class B                                                                                                  650,431
Class C                                                                                                   38,548
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    179,346
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      106,750
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                       70,936
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   41,439
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               21,451
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        14,057
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                      549
Class B                                                                                                    6,994
Class C                                                                                                      799
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      9,628
                                                                                                     -----------
Total expenses                                                                                         3,889,439

================================================================================================================
NET INVESTMENT INCOME                                                                                 19,125,130

================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments                                                                                            2,905,310
Closing of futures contracts                                                                             503,110
                                                                                                     -----------
Net realized gain                                                                                      3,408,420

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                  15,361,034
                                                                                                     -----------
Net realized and unrealized gain                                                                      18,769,454

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $37,894,584
                                                                                                     ===========

See accompanying Notes to Financial Statements.


                   18   Oppenheimer California Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED
                                                            YEAR ENDED JULY 31,                      DECEMBER 31,
                                                            1997                1996(1)              1995
=================================================================================================================
OPERATIONS
Net investment income                                       $ 19,125,130        $ 10,332,070         $ 15,558,791
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       3,408,420             350,347             (187,865)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                                  15,361,034          (9,638,403)          33,596,236
                                                            ------------        ------------         ------------
Net increase in net assets resulting from
operations                                                    37,894,584           1,044,014           48,967,162

=================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                      (15,608,071)         (8,865,165)         (13,975,299)
Class B                                                       (3,005,232)         (1,260,228)          (1,412,825)
Class C                                                         (177,543)            (30,161)                (556)
-----------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                               --                  --             (350,447)
Class B                                                               --                  --              (50,636)
Class C                                                               --                  --                 (153)

=================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                       (2,968,658)          8,617,533           35,765,117
Class B                                                       26,671,234          12,021,290           17,684,830
Class C                                                        3,556,642           2,058,790              122,526

=================================================================================================================
NET ASSETS
Total increase                                                46,362,956          13,586,073           86,749,719
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                          340,241,676         326,655,603          239,905,884
                                                            ------------        ------------         ------------
End of period (including undistributed net
investment income of $966,465, $868,145 and
$756,370, respectively)                                     $386,604,632        $340,241,676         $326,655,603
                                                            ============        ============         ============

1. For the period ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. See accompanying Notes to Financial Statements.

                   19   Oppenheimer California Municipal Fund

FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                                         -----------------------------------------------------------


                                                          YEAR ENDED JULY 31,       YEAR ENDED DECEMBER 31,
                                                          1997         1996(2)      1995         1994         1993
====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $10.39       $10.69       $ 9.45       $10.97       $10.35
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .58          .33          .58          .60          .62
Net realized and unrealized gain (loss)                      .54         (.30)        1.25        (1.51)         .72
                                                          ------       ------       ------       ------       ------
Total income (loss) from investment operations              1.12          .03         1.83         (.91)        1.34

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.57)        (.33)        (.58)        (.61)        (.65)
Dividends in excess of net investment income                  --           --         (.01)          --           --
Distributions from net realized gain                          --           --           --           --         (.07)
                                                          ------       ------       ------       ------       ------
Total dividends and distributions
to shareholders                                             (.57)        (.33)        (.59)        (.61)        (.72)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.94       $10.39       $10.69       $ 9.45       $10.97
                                                          ======       ======       ======       ======       ======

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                        11.11%       0.34%        19.76%       (8.49)%      13.26%

====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $298,162     $286,033     $285,307     $219,682     $266,490
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $289,439     $279,796     $250,188     $248,850     $245,193
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       5.49%       5.53%(5)      5.64%        5.99%        5.74%
Expenses                                                    0.94%       0.97%(5)      0.95%        0.96%        0.97%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                  31.1%       14.0%         23.0%        21.9%        13.7%

1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.


                   20   Oppenheimer California Municipal Fund

              CLASS B                                                        CLASS C
-------       ----------------------------------------------------------     ---------------------------------
                                                                                                       PERIOD
                                                                                                       ENDED
              YEAR ENDED JULY 31,       YEAR ENDED DECEMBER 31,              YEAR ENDED JULY 31,       DEC. 31,
 1992         1997        1996(2)       1995        1994         1993(3)     1997         1996(2)      1995(1)
==============================================================================================================
  $10.22       $10.39      $10.69        $ 9.44      $10.98       $10.72      $10.38      $10.68        $10.46
---------------------------------------------------------------------------------------------------------------

     .61          .49         .28           .51         .54          .35         .49         .27           .08
     .20          .55        (.30)         1.25       (1.55)         .34         .55        (.30)          .22
  ------       ------      ------        ------      ------       ------      ------      ------        ------
     .81         1.04        (.02)         1.76       (1.01)         .69        1.04        (.03)          .30

--------------------------------------------------------------------------------------------------------------

    (.60)        (.49)       (.28)         (.50)       (.53)        (.36)       (.49)       (.27)         (.07)
      --           --          --          (.01)         --           --          --          --          (.01)
    (.08)          --          --            --          --         (.07)         --          --            --
  ------       ------      ------        ------      ------       ------      ------      ------        ------

    (.68)        (.49)       (.28)         (.51)       (.53)        (.43)       (.49)       (.27)         (.08)
--------------------------------------------------------------------------------------------------------------
  $10.35       $10.94      $10.39        $10.69      $ 9.44       $10.98      $10.93      $10.38        $10.68
  ======       ======      ======        ======      ======       ======      ======      ======        ======

==============================================================================================================
    8.28%       10.27%      (0.12)%       18.97%      (9.39)%       6.66%      10.26%      (0.19)%        2.90%

==============================================================================================================

$204,349      $82,474     $52,038       $41,224     $20,224       $9,921      $5,969      $2,171          $125
--------------------------------------------------------------------------------------------------------------
$174,055      $65,192     $46,422       $29,918     $16,552       $5,218      $3,869      $1,156          $ 91
--------------------------------------------------------------------------------------------------------------

    6.07%        4.70%       4.74%(5)      4.82%       5.17%        4.57%(5)    4.66%       4.54%(5)      4.56%(5)
    1.07%        1.70%       1.74%(5)      1.72%       1.73%        1.79%(5)    1.70%       1.80%(5)      1.68%(5)
--------------------------------------------------------------------------------------------------------------
    26.8%        31.1%       14.0%         23.0%       21.9%        13.7%       31.1%       14.0%         23.0%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1997 were $140,865,190 and $110,604,518, respectively.

See accompanying Notes to Financial Statements.




                    21   Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

                   22   Oppenheimer California Municipal Fund

================================================================================
taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1997, a provision of $40,302 was made for the Fund's projected benefit obligations, and payments of $7,544 were made to retired trustees, resulting in an accumulated liability of $139,034 at July 31, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    During the year ended July 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $235,964, an increase in accumulated net realized gain on investments of $169,415, and an increase in paid-in capital of $66,549.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                   23   Oppenheimer California Municipal Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                                      YEAR ENDED
                      YEAR ENDED JULY 31, 1997        PERIOD ENDED JULY 31, 1996(1)   DECEMBER 31, 1995(2)
                      ------------------------        -----------------------------   ---------------------------
                      SHARES        AMOUNT            SHARES        AMOUNT            SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                   3,743,446    $ 39,457,645       3,209,059    $ 33,325,829       5,047,063     $ 51,814,441
Issued in connection
with the acquisition
of Quest California
Tax-Exempt Fund
--Note 6                      --              --              --              --       1,757,696       18,455,811
Dividends and
distributions
reinvested               847,947       8,930,517         487,581       5,059,245         805,760        8,234,996
Redeemed              (4,874,267)    (51,356,820)     (2,856,210)    (29,767,541)     (4,166,682)     (42,740,131)
                      ----------    ------------      ----------    ------------      ----------     ------------
Net increase
(decrease)              (282,874)   $ (2,968,658)        840,430    $  8,617,533       3,443,837     $ 35,765,117
                      ==========    ============      ==========    ============      ==========     ============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                   3,027,347    $ 31,931,406       1,589,523    $ 16,574,775       1,996,884     $ 20,575,685
Dividends and
distributions
reinvested               167,555       1,766,598          69,259         717,798          80,329          824,085
Redeemed                (667,227)     (7,026,770)       (506,438)     (5,271,283)       (362,263)      (3,714,940)
                      ----------    ------------      ----------    ------------      ----------     ------------
Net increase           2,527,675    $ 26,671,234       1,152,344    $ 12,021,290       1,714,950     $ 17,684,830
                      ==========    ============      ==========    ============      ==========     ============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                     477,845    $  5,040,612         213,392    $  2,220,863          11,729     $    123,162
Dividends and
distributions
reinvested                11,183         117,848           1,712          17,557              36              383
Redeemed                (151,952)     (1,601,818)        (17,583)       (179,630)            (96)          (1,019)
                      ----------    ------------      ----------    ------------      ----------     ------------
Net increase             337,076    $  3,556,642         197,521    $  2,058,790          11,669     $    122,526
                      ==========    ============      ==========    ============      ==========     ============

1. The Fund changed its fiscal year end from December 31 to July 31.

2. For the year ended December 31, 1995 for both Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At July 31, 1997, net unrealized appreciation on investments of $22,256,060 was composed of gross appreciation of $24,221,008, and gross depreciation of $1,964,948.


                   24   Oppenheimer California Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

                    For the year ended July 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $951,080, of which $160,054 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,195,489 and $45,765, respectively, of which $3,635 and $2,844 was paid to an affiliated broker/dealer for Class B and Class C, respectively. During the year ended July 31, 1997, OFDI received contingent deferred sales charges of $156,180 and $2,811, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended July 31, 1997, OFDI paid $21,858 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                    The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day.


                    25   Oppenheimer California Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

During the year ended July 31, 1997, OFDI paid $1,810 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $552,871 and $30,704, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At July 31, 1997, OFDI had incurred unreimbursed expenses of $2,729,459 for Class B and $68,718 for Class C.

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. ACQUISITION OF QUEST CALIFORNIA TAX-EXEMPT FUND

On November 24, 1995, the Fund acquired all of the net assets of Quest California Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest California Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 1,757,696 shares of beneficial interest, valued at $18,455,811, in exchange for the net assets, resulting in combined net assets of $319,511,243 on November 24, 1995. The net assets acquired included net unrealized appreciation of $602,361. The exchange was tax-free.


                    26   Oppenheimer California Municipal Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer California Municipal Fund (formerly Oppenheimer California Tax-Exempt Fund) as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.




KPMG PEAT MARWICK LLP

Denver, Colorado
August 21, 1997

                   27   Oppenheimer California Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                   28   Oppenheimer California Municipal Fund

OPPENHEIMER CALIFORNIA MUNICIPAL FUND


==========================================================================
OFFICERS AND TRUSTEES

                            Leon Levy, Chairman of the Board of Trustees
                            Donald W. Spiro, Vice Chairman of the Board of
                              Trustees
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Galli, Trustee
                            Benjamin Lipstein, Trustee
                            Elizabeth B. Moynihan, Trustee
                            Kenneth A. Randall, Trustee
                            Edward V. Regan, Trustee
                            Russell S. Reynolds, Jr., Trustee
                            Pauline Trigere, Trustee
                            Clayton K. Yeutter, Trustee
                            Jerry A. Webman, Vice President
                            George C. Bowen, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Andrew J. Donohue, Secretary
                            Robert G. Zack, Assistant Secretary

==========================================================================
INVESTMENT ADVISER          OppenheimerFunds, Inc.


==========================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

==========================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

==========================================================================
CUSTODIAN OF                Citibank, N.A.
PORTFOLIO SECURITIES

==========================================================================
INDEPENDENT AUDITORS        KPMG Peat Marwick LLP


==========================================================================
LEGAL COUNSEL               Gordon Altman Butowsky Weitzen Shalov & Wein

                            This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                    29   Oppenheimer California Municipal Fund

OPPENHEIMERFUNDS FAMILY

===========================================================================================================
REAL ASSET FUNDS
----------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

===========================================================================================================
STOCK FUNDS
----------------------------------------------------------------------------------------------------------
Developing Markets Fund              Quest Small Cap Value Fund            Global Fund
Enterprise Fund                      Capital Appreciation Fund(1)          Quest Global Value Fund
International Growth Fund            Quest Capital Value Fund              Disciplined Value Fund
Discovery Fund                       Growth Fund                           Quest Value Fund

===========================================================================================================
STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------------------
Main Street Income &                 Quest Growth &Income                  Disciplined Allocation Fund
  Growth Fund                          Value Fund                          Multiple Strategies Fund(2)
Quest Opportunity Value Fund         Global Growth &Income Fund            Bond Fund for Growth
Total Return Fund                    Equity Income Fund

===========================================================================================================
BOND FUNDS
----------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
High Yield Fund                      Strategic Income Fund                 Limited-Term Government Fund
                                     Bond Fund

===========================================================================================================
MUNICIPAL FUNDS
----------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund             Municipal Fund

===========================================================================================================
MONEY MARKET FUNDS(4)
----------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

===========================================================================================================
LIFESPAN
----------------------------------------------------------------------------------------------------------
Growth Fund                          Balanced Fund                         Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                   30   Oppenheimer California Municipal Fund

INTERNET
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WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
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1-800-525-7048


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1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


[OPPENHEIMERFUNDS LOGO]

RA0790.001.0797  September 30, 1997